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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  May 17, 1996



                          Commission file number 1-1097



                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-0382390
     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)              Identification No.)


                               101 North Robinson
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events
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         On May 16, 1996, the Company issued the following news release:

OG&E HOLDS ANNUAL SHAREOWNERS MEETING; BOARD DECLARES
DIVIDEND, ANNOUNCES LEADERSHIP CHANGE

         The Oklahoma Gas and Electric Company Board of Directors met early today in Oklahoma City and declared a quarterly dividend of $0.665 per common share of stock for shareowners of record July 10, 1996. The dividend level remained unchanged from the previous quarter.

         The board also declared quarterly dividends for the listed four percent preferred stock and the five unlisted preferred series stocks. As with the common stock, the declared quarterly dividends for the preferred stocks are the same as they were in the last quarter.

                            QUARTERLY
CLASS OF STOCK            DIVIDEND PER         RECORD               PAYMENT
                              SHARE             DATE                 DATE
- -----------------------------------------------------------------------------

4 % Preferred                 $0.20             6-28-96             7-15-96

CUMULATIVE PREFERRED

4.20% Series                  $1.05             6-28-96             7-19-96
4.24% Series                  $1.06             6-28-96             7-19-96
4.44% Series                  $1.11             6-28-96             7-19-96
4.80% Series                  $1.20             6-28-96             7-19-96
5.34% Series                  $1.335            6-28-96             7-19-96

COMMON                        $0.665            7-10-96             7-30-96


     The board also named OG&E President and Chief Operating Officer Steve Moore, 50, the company's new Chief Executive Officer. Moore, a 22 year veteran of the company, will continue to serve as president and as a member of the board. Moore succeeds James G. Harlow Jr., 61 who stepped down as a result of health problems. Harlow will continue as chairman of the board.

     "I have complete confidence in Steve Moore and the entire OG&E management team," said Harlow. "They are well prepared to build upon the strong position OG&E already enjoys."

     Later in the morning at the annual shareowners meeting, also held in Oklahoma City, three members of the board of directors were re-elected. They include; Herbert H. Champlin, President of Champlin Exploration and Enid Data Systems; Martha W. Griffin, owner of Martha Griffin White Enterprises; and Ronald H. White, M.D., a cardiologist and President of Cardiology, Inc.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                            OKLAHOMA GAS AND ELECTRIC COMPANY
                                      (Registrant)





                             By     /s/ D. L. Young
                             --------------------------------
                                        D. L. Young
                                        Controller

                           (On behalf of the registrant and in
                         his capacity as Chief Accounting Officer)

May 17, 1996